U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: December 14, 2007


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


 British Columbia, Canada               0-50367                   98-359306
(State or other jurisdiction        (Commission file no.)     (IRS employer of
Incorporation)                                                  Identification)


                              1307 Venables Street
                  Vancouver, British Columbia, Canada, V5L 2G1
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

RESIGNATION OF DIRECTOR

On approximately December 14, 2007, the Board of Directors of Naturally Advanced Technologies, Inc., a corporation organized under the laws of the Province of British Columbia (the "Company"), accepted the resignation of as a member of the Board of Directors of the Company.

Previously, Mr. Kroll has resigned as a non-executive Chairman of the Board of Directors of the Company, which was reported in the Current Report dated approximately October 22, 2007.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. Not applicable.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NATURALLY ADVANCED TECHNOLOGIES, INC.



 Date:  December 18, 2007                By:  /s/ KEN BARKER
                                              _______________________
                                              Chief Executive Officer